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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27,2000



                                  CLARCOR Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                  1-11024                    36-0922490
         --------                  -------                    ----------
      (State or other            (Commission                (IRS Employer
      jurisdiction of            File Number)               Identification No.)
      incorporation)


      2323 Sixth Street, P.O. Box 7007, Rockford Illinois          61125
      ---------------------------------------------------          -----
      (Address of principal executive offices)                     (Zip Code)


      815-962-8867
      ------------
      (Registrant's telephone number,
      including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)




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Item 5. OTHER EVENTS

On March 27, 2000, CLARCOR announced that on March 25, 2000, its Board of Directors appointed Norman E. Johnson as Chairman, President and Chief Executive Officer due to the retirement of Lawrence E. Gloyd as Chairman and Chief Executive Officer. Mr. Gloyd was named Chairman Emeritus and he will continue to serve on the Board of Directors. The announcement is attached herewith as
Exhibit 99.1 and is incorporated herein by reference.





                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CLARCOR Inc.
                                  (Registrant)



March 29, 2000                    By /s/ Norman E. Johnson
                                     ------------------------
                                  Norman E. Johnson
                                  Chairman, President &
                                  Chief Executive Officer